Osterweis Fund OSTFX
Osterweis Strategic Income Fund OSTIX
Osterweis Strategic Investment Fund OSTVX
Osterweis Emerging Opportunity Fund OSTGX
Osterweis Total Return Fund OSTRX

Supplement dated March 1, 2021 to the
Statutory Prospectus dated June 30, 2020

The following information replaces the current disclosure on page 63, of the Funds’ Statutory Prospectus, under the section titled "Exchange Privilege":

Exchange Privilege

Shareholders of record, including financial institutions and intermediaries, may exchange shares of a Fund for shares of the other Fund by calling the Transfer Agent at (866) 236-0050 on any day the NYSE is open. In addition, you may also exchange all or a portion of your shares in a Fund for Class A shares of the First American Government Obligations Fund ("First American Fund"). The shareholders of the First American Fund may also exchange their shares in the First American Fund for shares in one or more of the Funds. The minimum initial exchange amount into the First American Fund is $1,000. Once a Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund’s next determined NAV. This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders. Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.

Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, an exchange is a taxable transaction on which short-term or long-term capital gain or loss generally will be recognized. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV. The Funds reserve the right to refuse any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of a Fund within a calendar year). Before exchanging into any Fund or the First American Fund, you should read its current prospectus. To obtain the First American Fund prospectus and the necessary exchange authorization forms, call the Transfer Agent at (866) 236-0050. This exchange privilege does not constitute an offer or recommendation on the part of any Fund or the Adviser of an investment in any Fund or in the First American Fund.

Per the agreement entered into by the Adviser with respect to the First American Fund, the administrator of the First American Fund or its affiliate may offset certain operating expenses of the Funds with the shareholder servicing fees it would normally pay the Adviser. Such fees are for services of an administrative and clerical nature provided to the First American Fund with respect to shareholders in the Funds that exchange their shares for shares in the First American Fund. The Adviser could benefit from such payment to the Funds to the extent the fees reduce the amount the Adviser would have to reimburse the Funds pursuant to the Operating Expenses Limitation Agreement. The benefit of such fees could create a conflict of interest for the Adviser. However, this risk is mitigated by ensuring that the Adviser makes no recommendations regarding any investments in First American Fund, and it is making no such recommendation herein, and by ensuring that the Adviser does not receive any compensation for performing any distribution-related activities of the First American Fund.

Because excessive trading can hurt a Fund’s performance and shareholders, the Funds reserve the right to, without notice, temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict any exchange that would not be, in the judgment of the Funds, in the best interest of a Fund or its shareholders.

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Please retain this supplement for your reference.